                                                                  EXHIBIT (z)(1)



          Van Kampen U.S. Government Trust
             Van Kampen U.S. Government Fund
          Van Kampen Tax Free Trust
             Van Kampen Insured Tax Free Income Fund
             Van Kampen Tax Free High Income Fund
             Van Kampen California Insured Tax Free Fund
             Van Kampen Municipal Income Fund
             Van Kampen Intermediate Term Municipal Income Fund
             Van Kampen Florida Insured Tax Free Income Fund
             Van Kampen New York Tax Free Income Fund
          Van Kampen Trust
             Van Kampen High Yield Fund
             Van Kampen Managed Short Term Income Fund*
             Van Kampen Strategic Income Fund
          Van Kampen Equity Trust
             Van Kampen Aggressive Growth Fund
             Van Kampen Growth Fund
             Van Kampen Select Growth Fund
             Van Kampen Small Company Growth Fund
             Van Kampen Small Cap Growth Fund*
             Van Kampen Small Cap Value Fund
             Van Kampen Utility Fund
          Van Kampen Equity Trust II
             Van Kampen Tax Managed Equity Growth Fund
             Van Kampen Technology Fund
          Van Kampen Pennsylvania Tax Free Income Fund
          Van Kampen Tax Free Money Fund
          Van Kampen Prime Rate Income Trust
          Van Kampen Senior Floating Rate Fund
          Van Kampen Comstock Fund
          Van Kampen Corporate Bond Fund
          Van Kampen Emerging Growth Fund
          Van Kampen Enterprise Fund
          Van Kampen Equity Income Fund
          Van Kampen Exchange Fund

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          Van Kampen Limited Maturity Government Fund
          Van Kampen Government Securities Fund
          Van Kampen Growth and Income Fund
          Van Kampen Harbor Fund
          Van Kampen High Income Corporate Bond Fund
          Van Kampen Life Investment Trust on behalf of its series
              Aggressive Growth Portfolio
              Asset Allocation Portfolio
              Comstock Portfolio
              Domestic Income Portfolio
              Emerging Growth Portfolio
              Enterprise Portfolio
              Global Equity Portfolio
              Government Portfolio
              Growth and Income Portfolio
              Money Market Portfolio
              Select Growth Portfolio*
              Strategic Stock Portfolio
              Technology Portfolio
          Van Kampen Pace Fund
          Van Kampen Real Estate Securities Fund
          Van Kampen Reserve Fund
          Van Kampen Tax Exempt Trust
              Van Kampen High Yield Municipal Fund
          Van Kampen U.S. Government Trust for Income
          Van Kampen Series Fund, Inc.
              Van Kampen American Value Fund
              Van Kampen Asian Growth Fund
              Van Kampen Emerging Markets Debt Fund*
              Van Kampen Emerging Markets Fund
              Van Kampen Equity Growth Fund
              Van Kampen European Equity Fund
              Van Kampen Focus Equity Fund
              Van Kampen Global Equity Allocation Fund
              Van Kampen Global Equity Fund
              Van Kampen Growth and Income Fund II*
              Van Kampen International Magnum Fund
              Van Kampen Japanese Equity Fund*
              Van Kampen Latin American Fund
              Van Kampen Mid Cap Growth Fund
              Van Kampen Tax Managed Global Franchise Fund
              Van Kampen Value Fund
              Van Kampen Worldwide High Income Fund


* Funds that have not commenced investment operations.

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                                October 19, 2000


INSURED MUNICIPALS INCOME TRUST                              SERIES 425
Michigan Insured Municipals Income Trust                     Series 161
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                 SERIES 251


The Dow-SM-Strategic 10 Portfolio                            September 2000
                                                             Series
The Dow-SM-Strategic 10 Portfolio                            September 2000
                                                             Traditional Series
The Dow-SM-Strategic 5 Portfolio                             September 2000
                                                             Series
The Dow-SM-Strategic 5 Portfolio                             September 2000
                                                             Traditional Series
EAFE Strategic 20 Portfolio                                  September 2000
                                                             Series
Strategic Picks Opportunity Trust Portfolio                  September 2000
                                                             Series
NASDAQ Strategic 10 Portfolio                                September 2000
                                                             Series
Dow & Tech Strategic 5 Portfolio                             Series September
                                                             2000 Series
Global Energy Portfolio                                      Series 15
Financial Institutions Portfolio                             Series 6a
Financial Institutions Portfolio                             Series 6b
INTERNET PORTFOLIO                                           SERIES 24a
INTERNET PORTFOLIO                                           SERIES 24b
MORGAN STANLEY HIGH-TECHNOLOGY 35 INDEX PORTFOLIO            SERIES 16a
MORGAN STANLEY HIGH-TECHNOLOGY 35 INDEX PORTFOLIO            SERIES 16b
UTILITY PORTFOLIO                                            SERIES 9
Software Portfolio                                           Series 5a
Software Portfolio                                           Series 5b
Morgan Stanley U.S. Multinational Index Portfolio            Series 5a
Morgan Stanley U.S. Multinational Index Portfolio            Series 5b
The Dow 30 Index Trust                                       Series 10
GREAT INTERNATIONAL FIRMS PORTFOLIO                          SERIES 14
PHARMACEUTICAL PORTFOLIO                                     SERIES 12a
PHARMACEUTICAL PORTFOLIO                                     SERIES 12b
TELECOMMUNICATIONS & BANDWIDTH PORTFOLIO                     SERIES 12a
TELECOMMUNICATIONS AND BANDWIDTH PORTFOLIO                   SERIES 12b
SEMI-CONDUCTOR PORTFOLIO                                     SERIES 4a
SEMI-CONDUCTOR PORTFOLIO                                     SERIES 4b
GLOBAL WIRELESS PORTFOLIO                                    SERIES 5a
GLOBAL WIRELESS PORTFOLIO                                    SERIES 5a
Roaring 2000s Portfolio                                      Series 8a
Roaring 2000s Portfolio                                      Series 8b
Roaring 2000s Portfolio Traditional                          Series 7

Birinyi Equity Select Trust                                  Series 1
Edward Jones Select Growth Trust                             June 2000 Series
BAIRD ECONOMIC OUTLOOK TRUST                                 OCTOBER 2000 SERIES
Josephthal Research Series, Bandwidth Portfolio              I

Investors' Corporate Income Trust                            Series 1 and Subsequent Series


Tax Exempt Trust for Various State Residents
Investors' Quality Tax-Exempt Trust                         Series 1 and Subsequent Series
The First National Dual Series Tax-Exempt Bond Trust        Series 3 and Subsequent Series